Exhibit 10.1

KAMD HOLDINGS, INC.

AMENDED AND RESTATED

2016 EQUITY INCENTIVE PLAN

1.     PURPOSE

The purpose of this KAMD Holdings, Inc. 2016 Equity Incentive Plan, amended and restated effective April 13, 2017 (the “Plan”) is to advance the interests of KAMD Holdings, Inc., a Delaware corporation (the “Company”), by enhancing the ability of the Company and its subsidiaries to attract and retain able employees and other service providers to the Company and its subsidiaries, to reward such individuals for their contributions, and to encourage such individuals to take into account the long-term interests of the Company and its subsidiaries through the grant of options to purchase shares of the Company’s common stock, par value $0.001 per share (“Stock”). Any eligible person selected by the Board to receive an award under the Plan is referred to as a “participant.” No option granted pursuant to the Plan is intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.     ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company (the “Board”). The Board shall have discretionary authority, not inconsistent with the express provisions of the Plan, (a) to grant awards in the form of options to purchase shares of Stock to such eligible persons as the Board may select consistent with the provisions of Section 5 of the Plan, (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award, (c) to determine the terms and conditions of each award, (d) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time, (e) to adopt, amend, and rescind rules and regulations for the administration of the Plan, and (f) to interpret the Plan and any award granted hereunder and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan or any award granted hereunder. Such determinations of the Board shall be made in good faith, conclusive, and bind all parties. Subject to Section 9 hereof, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him or her under an award and to otherwise accelerate the vesting or exercisability of an award, to waive any condition or provision of an award, and to amend or cancel any award. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Sections 4(c) and 6(h) hereof.

The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee of the Board (the “Committee”), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of the members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

3.    EFFECTIVE DATE AND TERM OF PLAN

The Plan shall become effective on the date on which it is approved by the Board. No awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date in accordance with their terms.

4.    SHARES SUBJECT TO THE PLAN

(a)    Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be the subject of awards granted under the Plan shall be 21,000,000. The number of shares of Stock available to be delivered in satisfaction of awards, for purposes of the preceding sentence, will be reduced by shares of Stock withheld by the Company in payment of the exercise price of an award or in satisfaction of tax withholding requirements with respect to an award and, for the avoidance of doubt, the number of available shares shall include any shares of Stock underlying awards that are settled in cash, that otherwise expire or become unexercisable without having been exercised, or that are forfeited to or repurchased by the Company for cash.

(b)    Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock, or if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be issued under the Plan.

(c)    Changes in Stock. In the event of a stock dividend, stock split, reverse stock split, combination of shares, recapitalization, reclassification of shares, spin-off, or other similar change in the Company’s capital structure that constitutes an equity restructuring within the meaning of FASB ASC Topic 718, the number and kind of shares of stock or securities of the Company subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares or securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

The Board may also adjust the number of shares of Stock subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards, to take into consideration material changes in accounting practices or principles, extraordinary dividends (to the extent such extraordinary dividends do not constitute an equity restructuring within the meaning of FASB ASC Topic 718), consolidations or mergers, acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, having due regard for any applicable tax law, securities law, or accounting requirements. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 4(c).

5.    ELIGIBILITY.

Persons eligible to receive awards under the Plan shall be those employees and directors of, and other service providers to, the Company and its subsidiaries who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries. Eligibility for awards is limited to individuals who are providing direct services on the date of the option grant to the Company or a subsidiary described in Treas. Reg. § 1.409A-1(b)(5)(iii)(E).

6.    TERMS AND CONDITIONS OF AWARDS

(a)    Exercise Price of Options. The exercise price of each option shall be determined by the Board, provided that the exercise price of an option will not be less than the Fair Market Value of a share of Stock determined at the date of grant. Fair Market Value shall be as defined in the Stockholders Agreement, by and among the Company and the stockholders thereto, dated as of April 29, 2016, as amended and in effect from time to time (the “Stockholders Agreement”) and shall be determined by the Board in the manner set forth in the Stockholders Agreement consistent with the applicable requirements of Section 409A of the Code.

(b)    Duration of Options. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the “Expiration Date”) shall be the date that is ten years from the date the option was granted or such earlier date as may be specified by the Board in the applicable award at the time the option is granted.

(c)    Exercise of Options.

(1)

An option shall vest or become exercisable at such time or times and upon such conditions as the Board shall specify in the applicable award. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised regardless of any adverse or potentially adverse tax or other consequences resulting from such acceleration.

(2)

Any exercise of an option shall be in writing, signed by the proper person and furnished to the Company, accompanied by (i) such documents as may be required by the Board and (ii) payment in full of the exercise price and any applicable tax withholding as specified below for the number of shares of Stock for which the option is exercised.

(3)

The Board shall have the right to require that the participant exercising the option remit to the Company or, at the direction of the Company, to any other company that is associated with the Company from time to time that employs any of the participants or makes any payment or provides any benefit that is treated as compensation income of any of the participants (each including the Company, an “Employing Company”) an amount sufficient to satisfy any foreign, federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) and any related penalties or interest arising in connection with the exercise of the option.

(4)

If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant’s will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

(d)    Payment for and Delivery of Stock. Stock purchased upon exercise of an option under the Plan shall be paid for in cash, by check acceptable to the Company (determined in accordance with such guidelines as the Board may prescribe), by money order payable to the order of the Company, or such other legally permissible means, if any, as permitted by the Board .

(e)    Delivery of Stock. A participant shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

The Company shall not be obligated to deliver any shares of Stock (i) until, in the reasonable opinion of the Company’s counsel, all applicable federal and state laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares, including the satisfaction or waiver of all conditions of the award, have been approved by the Company’s counsel, which approval shall not be unreasonably withheld or delayed. Without limiting the generality of the foregoing, if the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the award, such representations or agreements as counsel for the Company may reasonably consider appropriate to avoid violation of such Act or any applicable state or foreign securities law. The Company may require that the certificates evidencing Stock issued under the Plan bear an appropriate legend restricting transfer, and the Company may hold the certificates pending lapse of the applicable restrictions.

(f)    Nontransferability of Awards. No option granted under the Plan may be transferred other than by will or by the laws of descent and distribution, and during a participant’s lifetime an award may be exercised only by him or her or by his or her legal representative in the case of the participant’s incapacity.

(g)    Stockholders Agreement. Unless otherwise specifically provided by the Board, all options granted under the Plan and all Stock issued thereunder will be subject to the Stockholders Agreement to the extent applicable. No option will be delivered to a participant until the participant has executed the Stockholders Agreement.

(h)    Mergers, etc. The following provisions shall apply in the event of a Covered Transaction (as defined in subparagraph 5 below).

(1)

Except as provided in subparagraph (2) or subparagraph (3) below, all outstanding awards requiring exercise will cease to be exercisable and will terminate, and all other awards to the extent not fully vested (including awards subject to conditions not yet satisfied or determined) will be forfeited, as of the effective time of the Covered Transaction.

(2)

The Board may in its sole discretion on or prior to the effective date of the Covered Transaction take any (or any combination of) the following actions (with respect to some or all of the awards or any portion thereof) with respect to the Covered Transaction: (i) make any outstanding option exercisable in full, (ii) remove any performance or other conditions or restrictions on any award, and (iii) in the event of a Covered Transaction under the terms of which holders of Stock will receive upon consummation thereof a payment for each such share surrendered in the Covered Transaction (whether cash, non-cash or a combination of the foregoing) in exchange for the cancellation of an award, make or provide for a payment to the participant equal in the case of each affected award to the difference (if any) between (A) the Fair Market Value of a share of Stock, as of the effective time of the Covered Transaction, times the number of shares of Stock subject to the outstanding award (to the extent then exercisable at prices not in excess of the Fair Market Value) and (B) the aggregate exercise price of the outstanding award, in each case on such payment terms and subject to such conditions, as the Board determines in good faith; provided that, if the Fair Market Value of a share of Stock, as of the effective time of the Covered Transaction, is less than the exercise price of an option, the Board may, in its sole discretion, determine that such option will be cancelled and of no further force or effect as of the effective time of the Covered Transaction.

(3)

With respect to an outstanding award held by a participant who, following the Covered Transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the Covered Transaction or any of its Affiliates, the Board may at or prior to the effective time of the Covered Transaction, in its sole discretion and in lieu of an action described in subparagraph (2) above (with respect to some or all options or any portion thereof), arrange to have such surviving or acquiring entity or one of its Affiliates assume any award held by such participant outstanding hereunder or grant a replacement award which, in the good faith judgment of the Board is substantially equivalent to the award being replaced.

(4)

“Affiliate” means with respect to any specified person, (a) any other person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by agreement or otherwise) and (b) with respect to any natural person, any member of the immediate family of such natural person.

(5)

“Covered Transaction” means a (i) stock sale, consolidation, merger, or similar transaction or series of related transactions in which the Company is not the surviving corporation or that results in the acquisition of more than fifty percent (50%) of the then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert other than any member of the Sponsor Group or one of the member’s Affiliates, (ii) a sale or transfer of all or substantially all the Company’s assets to a single person or entity or group of persons and/or entities acting in concert other than any member of the Sponsor Group or one of the member’s Affiliates, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer. In no event shall an Initial Public Offering (as defined in the Stockholders Agreement) on its own constitute a Covered Transaction.

(6)

“Sponsor Group” means Kohlberg Investors VII, L.P., Kohlberg Investors VII-B, L.P., Kohlberg Investors VII-C, L.P., Kohlberg TE Investors VII, L.P., Kohlberg TE Investors VII-B, L.P., Kohlberg Partners VII, L.P., and KOCO Investors VII, L.P.

7.    TERMINATION OF EMPLOYMENT

Unless the Board expressly provides otherwise, immediately upon the cessation of the participant’s employment or services from the Company and all of its Affiliates an award requiring exercise will cease to be exercisable and will terminate with no consideration due, and all other awards to the extent not already vested will be forfeited, except that:

(a)

subject to (b), (c), and (d) below, all vested options held by the participant immediately prior to the cessation of the participant’s employment or service, as applicable, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of ninety (90) days or (ii) the period ending on the latest date on which such option could have been exercised without regard to this Section 7, and will thereupon terminate with no consideration due;

(b)

subject to (c) and (d) below, all vested options held by a participant immediately prior to the participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one-year period ending following the participant’s death or (ii) the period ending on the latest date on which such option could have been exercised without regard to this Section 7, and will thereupon terminate with no consideration due;

(c)

notwithstanding the foregoing, all options (whether or not vested) held by a participant immediately prior to the cessation of the participant’s employment or service for “Cause” will immediately terminate with no consideration due; for this purpose, “Cause” shall have the same meaning as provided in the employment or service agreement between the participant and the Company or any of its subsidiaries, provided that if the participant is not a party to any such agreement, “Cause” shall mean, as determined by the Company or the applicable subsidiary in its reasonable judgment, (i) the participant’s chronic alcoholism or drug addiction that materially interferes with the participant’s performance of duties for the Company or any of its subsidiaries or that is, or is reasonably expected to be, materially harmful to the business, interests or reputation of the Company or any of its subsidiaries, (ii) fraud, embezzlement, theft, or any deliberate misappropriation of any material amount of money or other assets or property of the Company or any of its subsidiaries by the participant, (iii) material failure to perform, or gross negligence in the performance of, the participant’s duties and responsibilities to the Company or any of its subsidiaries, (iv) the participant’s material breach of any agreement between the participant and the Company or any of its subsidiaries, except where the breach is caused by incapacity or disability of the participant, (v) commission or conviction of, or plea of nolo contendere by, the participant to a felony or crime involving moral turpitude, (vi) the participant’s material breach of his fiduciary duties as an officer, trustee, or director of the Company or any of its subsidiaries, (vii) the participant’s refusal or failure to carry out a lawful and reasonable written directive of the Board or its designee, which failure or refusal does not cease within fifteen days after written notice of such failure is given to the participant by the Company, or (viii) the participant’s misconduct which has, or is reasonably expected to have, a material adverse effect upon the business, interests or reputation of the Company or any of its subsidiaries; and

(d)

The Board may cancel, rescind, or otherwise limit or restrict any award hereunder or any Stock underlying any award at any time if the participant breaches any agreement with the Company or any of its Affiliates with respect to non-competition, non-solicitation, or non-hire.

8.    EMPLOYMENT RIGHTS

Neither the adoption of the Plan nor the grant of any award hereunder shall confer upon any participant any right to continue as an employee of, or service provider to, the Company, its parent, or any subsidiary or affect in any way the right of the Company, its parent, or a subsidiary to terminate the participant’s employment or service relationship at any time. The loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the employment or service relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise, except to the extent of a wrongful determination by the Administrator of a participant’s forfeiture of an award.

9.    EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, AND TERMINATION

Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company’s right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

The Board may at any time or times amend the Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of awards; provided that, except as otherwise expressly provided in the Plan, the Board may not, without the affected participant’s consent, alter the terms of the Plan or an award so as to affect adversely the participant’s rights under the award, unless the Board expressly reserved the right to do so in the Plan or the award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code), as determined by the Board.

10.    LIMITATION OF LIABILITY

Notwithstanding anything to the contrary in the Plan, none of the Company, any subsidiary, the Board, or any person acting on behalf of the Company, any subsidiary, or the Board, shall be liable to any participant or to the estate or beneficiary of any participant or to any other holder of an option by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an option to satisfy the requirements of Section 409A of the Code, or by reason of

Section 4999 of the Code; provided, that nothing in this Section 10 shall limit the ability of the Board to provide by separate express written agreement with a participant for a gross-up payment or other payment in connection with any such acceleration of income or additional tax.

11.    WAIVER OF JURY TRIAL

By accepting an award under the Plan, each participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an award under the Plan, each participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

12.    ESTABLISHMENT OF SUB-PLANS

The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board deems necessary or desirable. All supplements adopted by the Board will be deemed to be part of the Plan, but each supplement will apply only to participants within the affected jurisdiction, and the Company will not be required to provide copies of any supplement to participants in any jurisdiction that is not affected.

13.    GOVERNING LAW

Awards shall be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor. All awards will be subject to compliance with U.S. federal and state securities laws, as well as the laws of applicable foreign jurisdictions in which a participant resides or performs services. The Plan, awards, and all claims or disputes arising out of or based upon the Plan or an award or otherwise relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of Delaware without regard to the conflict of laws principles thereof.